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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2001

                               Valley MEDIA, INC.
             (Exact name of registrant as specified in its charter)
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          Delaware                    000-25617                             94-2556440
          --------                    ---------                             ----------

  (State or other jurisdiction  (Commission File Number)        (I.R.S. Employer Identification No.)
        of incorporation)

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               1280 Santa Anita Court, Woodland, California          95776
               -------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (530) 661-6600


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ITEM 5.  OTHER EVENTS.

        Valley Media, Inc. (Nasdaq: VMIX) today announced that the Nasdaq Listing Qualifications Panel determined to continue the listing of its common stock on the Nasdaq National Market. In a letter dated July 13, 2001, Nasdaq confirmed that it was satisfied that Valley Media has regained compliance with continued listing requirements as set forth in Nasdaq Marketplace Rules 4450(a)(2) and 4450(a)(5). A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

       Exhibit Number                                   Description
       --------------                                   -----------

            99.1                       Press Release dated July 16, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VALLEY MEDIA, INC.


                                        By:     /s/ James P. Miller
                                                ---------------------------
                                                James P. Miller
                                                President and Chief Operating
                                                Officer
                                                Date: July 16, 2001


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